SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2003

MAPICS, Inc.

(Exact name of registrant as specified in its charter)

Georgia	000-18674	04-2711580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Windward Parkway, Suite 100

Alpharetta, Georgia 30005

(Address of Principal Executive Offices)

678-319-8000

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

99.1 Press Release dated April 29, 2003.

Item 9 and 12.    Regulation FD Disclosures and Results of Operations and Financial Condition.

On April 29, 2003, MAPICS, Inc. issued a press release announcing preliminary financial information for the quarter ended March 31, 2003 and scheduling the release of final results for the quarter and six months ended March 31, 2003. A copy of such press release is attached to this current report on Form 8-K and is being furnished under both Item 9 and Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAPICS, Inc. (Registrant)

By	/S/ MICHAEL J. CASEY
Michael J. Casey Vice President of Finance, Chief Financial Officer and Treasurer

Date: April 30, 2003

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated April 29, 2003.